Exhibit 10.2

AMENDMENT TO PARTICIPANT AGREEMENTS

This Amendment dated September 30, 2020 amends Attachment A to the currently effective Participant Agreements and any amendments thereto (collectively, the “Agreements”), entered into by and among Invesco Capital Management LLC (formerly, Invesco PowerShares Capital Management LLC) (“Invesco”), each Authorized Participant identified in Schedule A to this Amendment, and one or more of the following entities:

•	Invesco DB Commodity Index Tracking Fund (formerly, PowerShares DB Commodity Index Tracking Fund) (agreements with such entity are referred to herein as the “DBC Agreement”);
•	Invesco DB G10 Currency Harvest Fund (formerly, PowerShares DB G10 Currency Harvest Fund) (agreements with such entity are referred to herein as the “DBV Agreement”);
•

Invesco DB US Dollar Index Trust (formerly, PowerShares DB US Dollar Index Trust), with respect to each of Invesco DB US Dollar Index Bullish Fund (formerly, PowerShares DB US Dollar Index Bullish Fund) and Invesco DB US Dollar Index Bearish Fund (formerly, PowerShares DB US Dollar Index Bearish Fund) (agreements with such entity are referred to herein as the “DXY Agreement”); and

•

Invesco DB Multi-Sector Commodity Trust (formerly, PowerShares DB Multi-Sector Commodity Trust), with respect to each of Invesco DB Energy Fund (formerly, PowerShares DB Energy Fund), Invesco DB Oil Fund (formerly, PowerShares DB Oil Fund), Invesco DB Precious Metals Fund (formerly, PowerShares DB Precious Metals Fund), Invesco DB Gold Fund (formerly, PowerShares DB Gold Fund), Invesco DB Silver Fund (formerly, PowerShares DB Silver Fund), Invesco DB Base Metals Fund (formerly, PowerShares DB Base Metals Fund), and Invesco DB Agriculture Fund (formerly, PowerShares DB Agriculture Fund), and Invesco (agreements with such entity are referred to herein as the “Multi-Sector Agreement”);

Capitalized terms not otherwise defined herein are used herein as defined in the Agreements.

Pursuant to Section 16(a) of the Agreements, Invesco and each entity identified above hereby amend Attachment A to the Agreements as follows, effective as of market open on November 2, 2020:

The first paragraph of the section of Attachment A to the Agreements entitled “Scope of Procedures and Overview” is hereby deleted in its entirety and replaced with the following (as applicable):

For the DBC Agreement:  “This Attachment A to the Participant Agreement (the “Participant Agreement”) supplements the Participant Agreement, the Prospectus and the Trust Agreement (as defined below) with respect to the procedures (the “Procedures”) to be used in processing (1) a creation order for the creation of one or more Baskets (as defined below) (“Creation Order”) of Shares of Invesco DB Commodity Index Tracking Fund (the “Trust”) and a (2) redemption order for the redemption of one or more Baskets (as defined below) (“Redemption Order”) of Shares of the Trust.  Shares may be created or redeemed only in blocks of Shares (each such block, a “Basket”) for the Trust, with the size of each Basket determined by the Managing Owner (defined below) and as set forth in the Prospectus for the Trust currently in effect at the time of such creation or redemption.  The current size of each Basket is 100,000 Shares.”

For the DBV Agreement:  “This Attachment A to the Participant Agreement (the “Participant Agreement”) supplements the Participant Agreement, the Prospectus and the Trust Agreement (as defined below) with respect to the procedures (the “Procedures”) to be used in processing (1) a creation order for the creation of one or more Baskets (as defined below) (“Creation Order”) of Shares of Invesco DB G10 Currency Harvest Fund (the “Trust”) and a (2) redemption order for the redemption of one or more Baskets (as defined below) (“Redemption Order”) of Shares of the Trust.  Shares may be created or redeemed only in blocks of Shares (each such block, a “Basket”) for the Trust, with the size of each Basket determined by the Managing Owner (defined below) and as set forth in the Prospectus for the Trust currently in effect at the time of such creation or redemption.  The current size of each Basket is 100,000 Shares.”

For the DXY Agreement:  “This Attachment A to the Participant Agreement (the “Participant Agreement”) supplements the Participant Agreement, the Prospectus and the Trust Agreement (as defined below) with respect to the procedures (the “Procedures”) to be used in processing (1) a creation order for the creation of one or more Baskets (as defined below) (“Creation Order”) of Shares of Invesco DB US Dollar Index Bullish Fund and Invesco DB US Dollar Index Bearish Fund (each, a “Fund,” collectively, the “Funds”) and a (2) redemption order for the redemption of one or more Baskets (as defined below) (“Redemption Order”) of Shares of the Trust.  Shares may be created or redeemed only in blocks of Shares (each such block, a “Basket”) for the Trust, with the size of each Basket determined by the Managing Owner (defined below) and as set forth in the Prospectus for the Trust currently in effect at the time of such creation or redemption.  The current size of each Basket is 100,000 Shares.”

For the Multi-Sector Agreement:  “This Attachment A to the Participant Agreement (the “Participant Agreement”) supplements the Participant Agreement, the Prospectus and the Trust Agreement (as defined below) with respect to the procedures (the “Procedures”) to be used in processing (1) a creation order for the creation of one or more Baskets (as defined below) (“Creation Order”) of Shares of Invesco DB Energy Fund, Invesco DB Oil Fund, Invesco DB Precious Metals Fund, Invesco DB Gold Fund, Invesco DB Silver Fund, Invesco DB Base Metals Fund, and Invesco DB Agriculture Fund (each, a “Fund,” collectively, the “Funds”) and a (2) redemption order for the redemption of one or more Baskets (as defined below) (“Redemption Order”) of Shares of the Trust.  Shares may be created or redeemed only in blocks of Shares (each such block, a “Basket”) for the Trust, with the size of each Basket determined by the Managing Owner (defined below) and as set forth in the Prospectus for the Trust currently in effect at the time of such creation or redemption.  The current size of each Basket is 100,000 Shares.”

[signatures to follow]

IN WITNESS WHEREOF, the duly authorized representatives of the below parties hereto have executed this Amendment, as of the date first set forth above.

INVESCO CAPITAL MANAGEMENT LLC

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB COMMODITY INDEX TRACKING FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Commodity Index Tracking Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB G10 CURRENCY HARVEST FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB G10 Currency Harvest Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB US DOLLAR INDEX TRUST, with respect to INVESCO DB US DOLLAR INDEX BULLISH FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB US Dollar Index Bullish Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB US DOLLAR INDEX TRUST, with respect to INVESCO DB US DOLLAR INDEX BEARISH FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB US Dollar Index Bearish Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB MULTI-SECTOR COMMODITY TRUST, with respect to INVESCO DB AGRICULTURE FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Agriculture Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB MULTI-SECTOR COMMODITY TRUST, with respect to INVESCO DB BASE METALS FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Base Metals Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB MULTI-SECTOR COMMODITY TRUST, with respect to INVESCO DB ENERGY FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Energy Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB MULTI-SECTOR COMMODITY TRUST, with respect to INVESCO DB GOLD FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Gold Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB MULTI-SECTOR COMMODITY TRUST, with respect to INVESCO DB OIL FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Oil Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB MULTI-SECTOR COMMODITY TRUST, with respect to INVESCO DB PRECIOUS METALS FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Precious Metals Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

INVESCO DB MULTI-SECTOR COMMODITY TRUST, with respect to INVESCO DB SILVER FUND

By Invesco Capital Management LLC

As Managing Owner of Invesco DB Silver Fund

By: /s/ Anna Paglia

Name: Anna Paglia

Title: Chief Executive Officer

APPENDIX A

The following Participant Agreements are hereby amended as stated in the above Amendment:

Authorized Participant
ABN AMRO Clearing Chicago LLC
Bank of America Merrill Lynch
BMO Capital Markets Corp.
BNP Paribas Securities Corp.
CantorFitzgerald & Co.
Citadel Securities LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman Sachs & Co.
Goldman Sachs Execution & Clearing LP
Interactive Brokers LLC
J.P. Morgan Securities Inc.
Jefferies LLC
Merrill Lynch Professional Clearing Corp.
Morgan Stanley & Co. LLC
Normura Securities International Inc.
RBC Capital Markets LLC
SG Americas Securities LLC
UBS Securities LLC
Virtu Americas LLC
Virtu Financial Capital Markets LLC